UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 18, 2009
_______________________

Sysco Corporation
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 18, 2009, the stockholders of Sysco Corporation (the “Company”) approved the 2009 Non-Employee Directors Stock Plan (the “2009 Directors Plan”), authorized amendments to the 2007 Stock Incentive Plan, as amended (the “2007 Stock Plan”), and approved the material terms of, and the payment of compensation to certain executive officers pursuant to, the 2009 Management Incentive Plan (the “2009 MIP”).  The 2009 Directors Plan and the 2009 MIP had previously been adopted and the 2007 Stock Plan had previously been amended by the Company’s Board of Directors on September 3, 2009, subject to stockholder approval.

The material terms and conditions of the 2009 Directors Plan, the 2007 Stock Plan, as amended, and the 2009 MIP are set forth on pages 67 to 71, pages 72 to 82, and pages 82 to 87, respectively, of the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 8, 2009, and the respective descriptions are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: November 18, 2009	By:	/s/ Michael C. Nichols
Senior Vice President, General Counsel
and Corporate Secretary